Standby Equity Distribution Agreement

AGREEMENT dated as of the 24 day of January 2007 (the "Agreement") between 0775270 B.C. Ltd., a corporation incorporated in British Columbia with offices at 5376 Walter Place, Burnaby, British Columbia, V5G 4K2 (the "Investor"), and NOVORI INC., a corporation incorporated in Delaware (the "Company"); and

WHEREAS:

A. the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Investor, from time to time as provided herein, and the Investor shall purchase from the Company the Company's common stock; and

B. As of the date of this Agreement, the securities have not been registered under the Securities Act of 1933 (the "Securities Act") and may not be offered or sold in the United States or to US persons (other than distributors) unless the securities are registered under the Securities Act, or an exemption from the registration requirements of the Securities Act is available. Hedging transactions involving these securities may not be conducted unless in compliance with the Securities Act.

NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE I.

Certain Definitions

1.1. "Advance" shall mean the portion of the Commitment Amount requested by the Company in the Advance Notice.

1.2. "Advance Date" shall mean the date the Company is in receipt of the funds from the Investor and the Company can deliver the free trading shares to the Investor. No Advance Date shall be less than five Trading Days after an Advance Notice Date.

1.3. "Advance Notice" shall mean a written notice to the Investor setting forth the Advance amount that the Company requests from the Investor and the Advance Date.

1.4. "Advance Notice Date" shall mean each date the Company delivers to the Investor an Advance Notice requiring the Investor to advance funds to the Company, subject to the terms of this Agreement. No Advance Notice Date shall be less than twenty eight Trading Days after the prior Advance Notice Date.

1.5. "Closing Price" shall mean, on any date, the average price of all of the sales of Common Shares reported on the NASD's OTC Bulletin Board at www.otcbb.com for that day, or, if there are no sales on that day, the closing Bid Price (as disclosed on www.otcbb.com) of the Common Stock on that day.

1.6. "Closing" shall mean one of the closings of a purchase and sale of Common Stock pursuant to Section 2.3.

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1.7. "Commitment Amount" shall mean the aggregate amount of up to US $1,260,000, which the Investor has agreed to provide to the Company in order to purchase the Company's Common Stock pursuant to the terms and conditions of this Agreement.

1.8. "Commitment Period" shall mean the period commencing on the earlier to occur of (i) the Effective Date, or (ii) such earlier date as the Company and the Investor may mutually agree in writing, and expiring on the earliest to occur of:

- the date on which the Investor shall have made payment of Advances pursuant to this Agreement in the aggregate amount of $1,260,000;
- the date this Agreement is terminated pursuant to Section 9.1; or
- the date occurring 24 months after the Effective Date.

1.9. "Common Stock" shall mean the Company's common stock.

1.10. "Condition Satisfaction Date" shall have the meaning set forth in Section 7.1.

1.11. "Effective Date" shall mean the date on which the SEC first declares effective a Registration Statement registering the resale of the Registrable Securities as set forth in Section 7.1 (a).

1.12. "Consulting fee" shall mean the $15,000 USD monthly fee paid by the Company to the investor each month pursuant to the Consulting Agreement between the Company and the Investor signed on the 24 Day of January, 2007

1.13. "Material Adverse Effect" shall mean any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to enter into and perform any of its obligations under this Agreement in any material respect.

1.14. "Market Price" shall mean the value weighted average stock price during the Pricing Period.

1.15. "Maximum Advance Amount" shall be $45,000 per Advance Notice for the first 12 months of the Commitment Period, and $60,000 per Advance Notice thereafter.

1.16. "NASD" shall mean the National Association of Securities Dealers, Inc.

1.17. "Person" shall mean an individual, a corporation, a partnership, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

1.18. "Pricing Period" shall mean the five consecutive Trading Days after the Advance Notice Date.

1.19. "Purchase Price" shall be set at 60% of the Market Price.

1.20. "Registrable Securities" shall mean the shares of Common Stock to be issued hereunder (i) in respect of which the Registration Statement has not been declared effective by the SEC, (ii) which have not been sold under circumstances meeting all of the applicable conditions of Rule 144 or Regulation S (or any similar provision then in force) under the Securities Act ("Rule 144") or (iii) which have not been otherwise transferred to a holder who may trade such shares without restriction under the

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Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend.

1.21. "Registration Statement" shall mean a registration statement on Form SB-2 (if use of such form is then available to the Company pursuant to the rules of the SEC and, if not, on such other form promulgated by the SEC for which the Company then qualifies and which counsel for the Company shall deem appropriate, and which form shall be available for the resale of the Registrable Securities to be registered thereunder in accordance with the provisions of this Agreement, and in accordance with the intended method of distribution of such securities), for the registration of the resale by the Investor of the Registrable Securities under the Securities Act.

1.22. "SEC" shall mean the Securities and Exchange Commission.

1.23. "SEC Documents" shall mean Annual Reports on Form 10-KSB, Quarterly Reports on Form 10-QSB, Current Reports on Form 8-K and Proxy Statements of the Company as supplemented to the date hereof, filed by the Company for a period of at least 12 months immediately preceding the date hereof or the Advance Date, as the case may be until such time as the Company no longer has an obligation to maintain the effectiveness of a Registration Statement.

1.24 "Trading Day" shall mean any day during which the OTC Bulletin Board shall be open for business.

ARTICLE II.

Advances

2.1. Investments.

(a) Advances. Upon the terms and conditions set forth herein, on any Advance Notice Date the Company may request an Advance by the Investor by the delivery of an Advance Notice. The number of shares of Common Stock that the Investor shall receive for each Advance shall be determined by dividing the amount of the Advance by the Purchase Price. No fractional shares shall be issued. Fractional shares shall be rounded to the next higher whole number of shares. The aggregate maximum amount of all Advances that the Investor shall be obligated to make under this Agreement shall not exceed the Commitment Amount.

2.2. Mechanics.

(a) Advance Notice. At any time during the Commitment Period, the Company may deliver an Advance Notice to the Investor, subject to the conditions set forth in Section 7.1; provided, however, the amount for each Advance as designated by the Company in the applicable Advance Notice, shall not be more than the Maximum Advance Amount. The aggregate amount of the Advances pursuant to this Agreement shall not exceed the Commitment Amount. The Company acknowledges that the Investor may sell shares of the Company's Common Stock corresponding with a particular Advance Notice on the day the Advance Notice is received by the Investor. There will be a minimum of 28 Trading Days between each Advance Notice Date.

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(b) Date of Delivery of Advance Notice. An Advance Notice shall be deemed delivered on (i) the Trading Day it is received by facsimile or otherwise by the Investor if such notice is received prior to 12:00 noon Pacific Time, or (ii) the immediately succeeding Trading Day if it is received by facsimile or otherwise after 12:00 noon Pacific Time on a Trading Day or at any time on a day which is not a Trading Day. No Advance Notice may be deemed delivered, on a day that is not a Trading Day.

2.3. Closings. On each Advance Date, which shall be five Trading Days after an Advance Notice Date (i) the Investor shall deliver to the Company the amount of the Advance specified in the Advance Notice by wire transfer of immediately available funds or by certified cheque or money order, (ii) upon receiving the funds, the Company shall deliver shares of the Company's Common Stock required pursuant to this Agreement. This will represent the amount of the Advance by the Investor pursuant to Section 2.1 above, which will be registered in the name of the Investor and shall be delivered to the Investor, and (iii) In addition, on or prior to the Advance Date, each of the Company and the Investor shall deliver to the other all documents, instruments and writings required to be delivered by either of them pursuant to this Agreement in order to implement and effect the transactions contemplated herein. To the extent the Company has not paid any fees, expenses, and disbursements of the Investor, or any portion of the Consulting Fee for the time period up to and including the month in which the Closing takes place, the amount of such fees, expenses, and disbursements and any owing portion of the Consulting Fee may be deducted by the Investor (and shall be paid to the relevant party) from the amount of the Advance with no reduction in the amount of shares of the Company's Common Stock to be delivered on such Advance Date.

2.4. Termination of Investment. The obligation of the Investor to make an Advance to the Company pursuant to this Agreement shall terminate permanently (including with respect to an Advance Date that has not yet occurred) in the event that (i) there shall occur any stop order or suspension of the effectiveness of the Registration Statement for an aggregate of 50 Trading Days, other than due to the acts of the Investor, during the Commitment Period, and (ii) the Company shall at any time fail materially to comply with the requirements of Article VI and such failure is not cured within thirty days after receipt of written notice from the Investor, provided, however, that this termination provision shall not apply to any period commencing upon the filing of a post-effective amendment to such Registration Statement and ending upon the date on which such post effective amendment is declared effective by the SEC.

2.5. Agreement to Advance Funds.

(a) The Investor agrees to advance the amount specified in the Advance Notice to the Company after the completion of each of the following conditions and the other conditions set forth in this Agreement:

(i) the execution and delivery by the Company, and the Investor, of this Agreement, and the Exhibits hereto;

(ii) the Company shall have filed with the Commission in a timely manner all reports, notices and other documents required of a "reporting company" under the Exchange Act and applicable Commission regulations; and

(iii) the conditions set forth in Section 7.1 shall have been satisfied.

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2.6. Restriction on Sales. During the Commitment Period, the Company shall not issue or sell (i) any Common Stock or Preferred Stock without consideration or for a consideration per share less than the Closing Price on the date of issuance or (ii) issue or sell any warrant, option, right, contract, call, or other security or instrument granting the holder thereof the right to acquire Common Stock without consideration or for a consideration per share less than the Closing Price on the date of issuance.

2.7 Restrictions on Transfer. The Company shall refuse to register any transfer of the Registrable Securities not made in accordance with the provisions of Regulation S of the Securities Act pursuant to registration under the Securities Act, or pursuant to an available exemption from registration.

ARTICLE III.

Representations and Warranties of Investor

Investor hereby represents and warrants to, and agrees with, the Company that the following are true as of the date hereof and as of each Advance Date:

3.1. Organization and Authorization. The Investor is duly incorporated or organized and validly existing in the jurisdiction of its incorporation or organization and has all requisite power and authority to purchase and hold the securities issuable hereunder. The decision to invest and the execution and delivery of this Agreement by such Investor, the performance by such Investor of its obligations hereunder and the consummation by such Investor of the transactions contemplated hereby have been duly authorized and require no other proceedings on the part of the Investor. The undersigned has the right, power and authority to execute and deliver this Agreement and all other instruments, on behalf of the Investor. This Agreement has been duly executed and delivered by the Investor and, assuming the execution and delivery hereof and acceptance thereof by the Company, will constitute the legal, valid and binding obligations of the Investor, enforceable against the Investor in accordance with its terms.

3.2. Evaluation of Risks. The Investor has such knowledge and experience in financial tax and business matters as to be capable of evaluating the merits and risks of, and bearing the economic risks entailed by, an investment in the Company and of protecting its interests in connection with this transaction. It recognizes that its investment in the Company involves a high degree of risk.

3.3. No Legal Advice from the Company. The Investor acknowledges that it had the opportunity to review this Agreement and the transactions contemplated by this Agreement with his or its own legal counsel and investment and tax advisors. The Investor is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

3.4. Investment Purpose. The securities are being purchased by the Investor for its own account, for investment. The Investor agrees not to assign or in any way transfer the Investor's rights to the securities or any interest therein and acknowledges that the Company will not recognize any purported assignment or transfer except in accordance

with applicable Federal and state securities laws. No other person has or will have a direct or indirect beneficial interest in the securities. The Investor agrees not to sell, hypothecate or otherwise transfer the Investor's securities unless the securities are registered under Federal and applicable state securities laws or unless, in the opinion of counsel satisfactory to the Company, an exemption from such laws is available.

3.5. No Advice. The Investor has sought such accounting, legal and tax advice, as it has considered necessary to make an informed investment decision with respect to this transaction.

3.6 Certification. The Investor certifies that the Investor is not a US person and is not acquiring the Registrable Securities for the account or benefit of any US person;

3.7 Restriction on Hedging. The Investor agrees not to engage in hedging transactions with regard to the Registrable Securities unless in compliance with the Securities Act.

3.8. Further Restrictions. The Investor further acknowledges that:

(a) these securities will be subject to a number of resale restrictions in Canada including a restriction on trading. Until the restriction on trading expires, The Investor will not be able to trade the securities unless The Investor complies with an exemption from the prospectus and registration requirements under securities legislation; and

(b) at present, the Company is not a reporting Company in any jurisdiction in Canada.

3.9. Receipt of Documents. The Investor and its counsel have received and read in their entirety: (i) this Agreement and the Exhibits annexed hereto; (ii) the Company's Form 10-KSB for the year ended year ended May 31 2006 and the Investor has relied on the information contained therein and has not been furnished with any other documents, literature, memorandum or prospectus.

3.10. Registration Rights. The Company agrees to register on a Form SB-2 Registration Statement for resale the Registrable Securities. The Investor acknowledges and understands that the Registrable Securities have not been registered under the Securities Act or any other securities laws, are not qualified for resale in the US, and that the Registrable Securities must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available.

3.11. Not an Affiliate. The Investor is not an officer, director or a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with the Company or any "Affiliate" of the Company (as that term is defined in Rule 405 of the Securities Act). Neither the Investor nor its Affiliates have an open short position in the Common Stock of the Company, and the Investor agrees that it will not, and that it will cause its Affiliates not to, engage in any short sales of or hedging transactions with respect to the Common Stock, provided that the Company acknowledges and agrees that upon receipt of an Advance Notice the Investor will sell the Registrable Securities to be issued to the Investor pursuant to the Advance Notice, even if the Registrable Securities have not been delivered to the Investor.

3.12. Trading Activities. The Investor's trading activities with respect to the Company's Common Stock shall be in compliance with all applicable federal, provincial and state securities laws, rules and regulations and the rules and regulations of the NASD's OTC Bulletin Board. Neither the Investor nor its affiliates has an open short position in the Common Stock of the Company and, except as set forth below, the Investor shall not and will cause its affiliates not to engage in any short sale as defined in any applicable SEC or NASD rules on any hedging transactions with respect to the Common Stock. Without limiting the foregoing, the Investor agrees not to engage in any naked short transactions in excess of the amount of shares owned (or an offsetting long position) during the Commitment Period. The Investor shall be entitled to sell Common Stock during the applicable Pricing Period.

3.13. Relationship. All of the issued shares of the Investor are owned by a person who is a close business associate or close personal friend of a director or officer of the Company.

ARTICLE IV.

Representations and Warranties of the Company

Except as stated below or in the SEC Documents (as defined above), the Company hereby represents and warrants to, and covenants with, the Investor that the following are true and correct as of the date hereof:

4.1. Organization and Qualification. The Company is duly incorporated or organized and validly existing in the jurisdiction of its incorporation or organization and has all requisite power and authority corporate power to own its properties and to carry on its business as now being conducted.

4.2. Capitalization. As of the date hereof, the authorized capital stock of the Company consists of 100,000,000 shares of Common Stock, and 20,000,000 shares of Preferred Stock, par value $0.0001 per share, of which 12,878,625 shares of Common Stock are issued and outstanding as at January 3, 2007. All of such outstanding shares have been validly issued and are fully paid and non-assessable. Except as disclosed in the SEC Documents, no shares of Common Stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company. Except as disclosed in the SEC Documents, and other than as disclosed in Exhibit B, as of the date hereof: (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, (ii) there are no outstanding debt securities (iii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the Securities Act.

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4.3. SEC Documents; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC under of the Exchange Act. The Company has delivered to the Investor or its representatives, or made available through the SEC's website at http://www.sec.gov, true and complete copies of the SEC Documents. As of their respective dates, the financial statements of the Company disclosed in the SEC Documents (the "Financial Statements") complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and, fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Investor which is not included in the SEC Documents contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

4.4. Absence of Events of Default. Except for matters described in the SEC Documents and/or this Agreement, no Event of Default, as defined in the respective agreement to which the Company is a party, and no event which, with the giving of notice or the passage of time or both, would become an Event of Default (as so defined), has occurred and is continuing, which would have a Material Adverse Effect on the Company's business, properties, prospects, financial condition or results of operations.

4.5. Absence of Litigation. Except as set forth in the SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending against or affecting the Company, the Common Stock or any of the Company's subsidiaries, wherein an unfavorable decision, ruling or finding would (i) have a Material Adverse Effect on the transactions contemplated hereby (ii) adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of the documents contemplated herein, or (iii) except as expressly disclosed in the SEC Documents, have a Material Adverse Effect on the business, operations, properties, financial condition or results of operation of the Company and its subsidiaries taken as a whole.

4.6. Dilution. The Company is aware and acknowledges that issuance of shares of the Company's Common Stock could cause dilution to existing shareholders and could significantly increase the outstanding number of shares of Common Stock.

ARTICLE V.

Indemnification

The Investor and the Company represent to the other the following with respect to itself:

5.1. Indemnification.

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(a) In consideration of the Investor's execution and delivery of this Agreement, and in addition to all of the Company's other obligations under this Agreement, the Company shall defend, protect, indemnify and hold harmless the Investor, and all of its officers, directors, partners, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Investor Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Investor Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by the Investor Indemnitees or any of them as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement or any other certificate, instrument or document contemplated hereby or thereby, or (c) any cause of action, suit or claim brought or made against such Investor Indemnitee not arising out of any action or inaction of an Investor Indemnitee, and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any other instrument, document or agreement executed pursuant hereto by any of the Investor Indemnitees. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

(b) In consideration of the Company's execution and delivery of this Agreement, and in addition to all of the Investor's other obligations under this Agreement, the Investor shall defend, protect, indemnify and hold harmless the Company and all of its officers, directors, shareholders, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Company Indemnitees") from and against any and all Indemnified Liabilities incurred by the Company Indemnitees or any of them as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Investor in this Agreement, or any instrument or document contemplated hereby or thereby executed by the Investor, (b) any breach of any covenant, agreement or obligation of the Investor(s) contained in this Agreement or any other certificate, instrument or document contemplated hereby or thereby executed by the Investor, or (c) any cause of action, suit or claim brought or made against such Company Indemnitee based on misrepresentations or due to a breach by the Investor and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any other instrument, document or agreement executed pursuant hereto by any of the Company Indemnitees. To the extent that the foregoing undertaking by the Investor may be unenforceable for any reason, the Investor shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

(c) The obligations of the parties to indemnify or make contribution under this Section 5.1 shall survive termination.

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ARTICLE VI.

Covenants of the Company

6.1. Listing of Common Stock. The Company shall maintain the Common Stock's authorization for quotation on the NASD's OTC Bulletin Board.

6.2. Transfer Agent Instructions. Not later than two business days after each Advance Notice Date and prior to each Closing and the effectiveness of the Registration Statement and resale of the Common Stock by the Investor, the Company will deliver instruction to its transfer agent to issue shares of Common Stock free of restrictive legends.

6.3. Corporate Existence. The Company will take all steps necessary to preserve and continue the corporate existence of the Company.

6.4. Notice of Certain Events Affecting Registration; Suspension of Right to Make an Advance. The Company will immediately notify the Investor upon its becoming aware of the occurrence of any of the following events in respect of a registration statement or related prospectus relating to an offering of Registrable Securities: (i) receipt of any request for additional information by the SEC or any other Federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the registration statement or related prospectus; (ii) the issuance by the SEC or any other Federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the happening of any event that makes any statement made in the Registration Statement or related prospectus of any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (v) the Company's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate; and the Company will promptly make available to the Investor any such supplement or amendment to the related prospectus. The Company shall not deliver to the Investor any Advance Notice during the continuation of any of the foregoing events.

6.5. Expectations Regarding Advance Notices. Within ten days after the commencement of each calendar quarter occurring subsequent to the commencement of the Commitment Period, the Company must notify the Investor, in writing, as to its reasonable expectations as to the dollar amount it intends to raise during such calendar quarter, if any, through the issuance of Advance Notices. Such notification shall constitute only the Company's good faith estimate and shall in no way obligate the

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Company to raise such amount, or any amount, or otherwise limit its ability to deliver Advance Notices. The failure by the Company to comply with this provision can be cured by the Company's notifying the Investor, in writing, at any time as to its reasonable expectations with respect to the current calendar quarter.

6.6. Restriction on Sale of Capital Stock. During the Commitment Period, the Company shall not issue or sell (i) any Common Stock or Preferred Stock without consideration or for a consideration per share less than the Closing Price of the Common Stock determined immediately prior to its issuance, (ii) issue or sell any Preferred Stock warrant, option, right, contract, call, or other security or instrument granting the holder thereof the right to acquire Common Stock without consideration or for a consideration per share less than such Common Stock's Closing Price determined immediately prior to its issuance, or
(iii) file any registration statement on Form S-8.

6.7. Consolidation; Merger. The Company shall not, at any time after the date hereof, effect any merger or consolidation of the Company with or into, or a transfer of all or substantially all the assets of the Company to another entity (a "Consolidation Event") unless the resulting successor or acquiring entity (if not the Company) assumes by written instrument the obligation to deliver to the Investor such shares of stock and/or securities as the Investor is entitled to receive pursuant to this Agreement.

6.8. Issuance of the Company's Common Stock. The sale of the shares of Common Stock shall be made in accordance with the provisions and requirements of Regulation S and any other applicable securities laws.

ARTICLE VII.

Conditions for Advance and Conditions to Closing

7.1. Conditions Precedent to the Right of the Company to Deliver an Advance Notice and the Obligation of the Investor to Purchase Shares of Common Stock. The right of the Company to deliver an Advance Notice and the obligation of the Investor hereunder to acquire and pay for shares of the Company's Common Stock incident to a Closing is subject to the fulfillment by the Company, on (i) the date of delivery of such Advance Notice and (ii) the applicable Advance Date (each a "Condition Satisfaction Date"), of each of the following conditions:

(a) Registration of the Common Stock with the SEC. The Company shall have filed with the SEC a Registration Statement with respect to the resale of the Registrable Securities. The Registration Statement shall have previously become effective and shall remain effective on each Condition Satisfaction Date and (i) neither the Company nor the Investor shall have received notice that the SEC has issued or intends to issue a stop order with respect to the Registration Statement or that the SEC otherwise has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, or intends or has threatened to do so (unless the SEC's concerns have been addressed and the Investor is reasonably satisfied that the SEC no longer is considering or intends to take such action), and (ii) no other suspension of the use or withdrawal of the effectiveness of the Registration Statement or related prospectus shall exist. The Registration Statement must have been declared effective by the SEC prior to the first Advance Notice Date.

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(b) Fundamental Changes. There shall not exist any fundamental changes to the information set forth in the Registration Statement which would require the Company to file post-effective amendment to the Registration Statement.

(c) Performance by the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement prior to each Condition Satisfaction Date.

(d) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits or directly and adversely affects any of the transactions contemplated by this Agreement, and no proceeding shall have been commenced that may have the effect of prohibiting or adversely affecting any of the transactions contemplated by this Agreement.

(e) Consultants or Employees. If the Advance Notice Date is more than 90 days after the Effective Date, the Company shall have hired, either as consultants, officers, directors or employees, at least 2 individuals (who are not officers or directors of the Company as of the date of this Agreement) to provide a minimum of 30 hours per week each for any of the following services: search engine optimization, marketing, advertising, website design, maintenance or programming.

(e) Other. On each Condition Satisfaction Date, the Investor shall have received the certificate executed by an officer of the Company in the form of Exhibit A attached hereto.

ARTICLE VIII.

Non-Disclosure of Non-Public Information

8.1. Non-Disclosure of Non-Public Information.

(a) The Company shall not disclose non-public information to the Investor, advisors to or representatives of the Investor unless prior to disclosure of such information the Company identifies such information as being non-public information and provides the Investor, such advisors and representatives with the opportunity to accept or refuse to accept such non-public information for review. The Company may, as a condition to disclosing any non-public information hereunder, require the Investor's advisors and representatives to enter into a confidentiality agreement in form reasonably satisfactory to the Company and the Investor.

(b) Nothing herein shall require the Company to disclose non-public information to the Investor or its advisors or representatives, and the Company represents that it does not disseminate non-public information to any investors who purchase stock in the Company in a public offering, to money managers or to securities analysts, provided, however, that notwithstanding anything herein to the contrary, the Company will, as hereinabove provided, immediately notify the advisors and representatives of the Investor and, if any, underwriters, of any event or the existence of any circumstance (without any obligation to disclose the specific event or circumstance) of which it becomes aware, constituting non-public information (whether or not requested of the Company specifically or

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generally during the course of due diligence by such persons or entities), which, if not disclosed in the prospectus included in the Registration Statement would cause such prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements, therein, in light of the circumstances in which they were made, not misleading. Nothing contained in this Section 8.2 shall be construed to mean that such persons or entities other than the Investor (without the written consent of the Investor prior to disclosure of such information) may not obtain non-public information in the course of conducting due diligence in accordance with the terms of this Agreement and nothing herein shall prevent any such persons or entities from notifying the Company of their opinion that based on such due diligence by such persons or entities, that the Registration Statement contains an untrue statement of material fact or omits a material fact required to be stated in the Registration Statement or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.

ARTICLE IX.

Assignment and Termination

9.1. Assignment. Neither this Agreement nor any rights of the Company hereunder may be assigned to any other Person.

9.2. Termination.

(a) After twelve months from the Effective Date, this Agreement may be terminated at any time by either party, at their sole discretion, upon 30 days written notice to the other party.

(b) Unless this Agreement is earlier terminated in accordance with Section 9.2(a), this Agreement shall terminate 24 months after the Effective Date.

ARTICLE X.

Consulting

10.1. The Company has retained the Investor to provide consulting services pursuant to the Consulting Agreement.

10.2. As set out in the Consulting Agreement, the Company is obligated to pay the Investor an Consulting Fee of $15,000 per month as compensation for the provision of these services, for any month when an Advance is requested by the Company and made by the Investor.

10.2. The Company shall not be liable to pay the Consulting Fee where:

(a) the Company has not requested an Advance from the Investor for a particular month; or

HS F.J.

(b) an Advance Notice has been given to the Investor, but the Investor has failed to pay the portion of the Commitment Amount requested by the Company in the Advance Notice.

10.3. The Investor has the right to deduct the Consulting Fee from any Advance paid to the Company, as set out in Section 2.3.

ARTICLE XI.

Notices

11.1. Notices. Any notices, consents, waivers, or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile, provided a copy is mailed by US or Canadian certified mail, return receipt requested; (iii) three (3) days after being sent by US or Canadian certified mail, return receipt requested, or (iv) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company, to: Novori Inc.
9648 – 128th Street, Suite 204B
Surrey, British Columbia
Canada, V3T 2X9
Tel: (604) 581 5222 Fax: (604) 587 5554

With a copy to: Bacchus Law Group, Attention: Penny Green
1511 West 40th Avenue
Vancouver, British Columbia
Canada, V6M 1V7
Tel: (604) 732 4804 Fax: (604) 408 5177

If to the Investor: 0775270 B.C. Ltd.
5376 Walter Place
Burnaby, British Columbia
Canada, V5G 4K2
Fax: (604) 688 1817

Each party shall provide five days prior written notice to the other party of any change in address or facsimile number.

ARTICLE XII.

Miscellaneous

12.1. Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.

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12.2. Entire Agreement; Amendments. This Agreement supersedes all other prior oral or written agreements between the Investor, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Investor makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

12.3. Legal Fees. Each of the parties shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby.

12.4. Brokerage. Each of the parties hereto represents that it has had no dealings in connection with this transaction with any finder or broker who will demand payment of any fee or commission from the other party. The Company on the one hand, and the Investor, on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any person claiming brokerage commissions or finder's fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby.

12.5. Confidentiality. If for any reason the transactions contemplated by this Agreement are not consummated, each of the parties hereto shall keep confidential any information obtained from any other party (except information publicly available or in such party's domain prior to the date hereof, and except as required by court order) and shall promptly return to the other parties all schedules, documents, instruments, work papers or other written information without retaining copies thereof, previously furnished by it as a result of this Agreement or in connection herein.

12.6 Currency. All references to dollar amounts in this Agreement are to US dollar currency, unless otherwise described.

IN WITNESS WHEREOF, the parties hereto have caused this Standby Equity Distribution Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

COMPANY:
NOVORI INC.

By: H. Schaffrick ____________________
Name: Harold Schaffrick
Title: President

INVESTOR:
0775270 B.C. Ltd.

By: F. Jamani ____________________
Name: Ferzana Jamani
Title: President

HS

EXHIBIT A

Advance Notice/Compliance Certificate

Novori Inc.

The undersigned, ____________, hereby certifies, with respect to the sale of shares of Common Stock of Novori Inc., (the "Company"), issuable in connection with this Advance Notice and Compliance Certificate dated _____________ (the "Notice"), delivered pursuant to the Standby Equity Distribution Agreement (the "Agreement"), as follows:

1. The undersigned is the duly elected President of the Company.

2. There are no fundamental changes to the information set forth in the Registration Statement which would require the Company to file a post effective amendment to the Registration Statement.

3. The Company has performed in all material respects all covenants and agreements to be performed by the Company on or prior to the Advance Date related to the Notice and have complied in all material respects with all obligations and conditions contained in the Agreement.

4. The Advance requested is ___________________.

The undersigned has executed this Certificate this ____ day of _______________.

NOVORI INC.

By: [signature]

Name: Harold Shafferick

Title: President

KB

EXHIBIT B

List of Warrants, Options, Convertible Notes, and other Derivative Securities Issued as of January ◆, 2007

Novori Inc.

8% Convertible promissory note due February 1, 2009 in the amount of $100,000 USD payable to Focus Capital Investments Inc. Convertible at the lesser of $.50 or 75% VWAP

5% convertible note maturing on July 5, 2007. in the amount of $80,000 USD payable to 689719 BC LTD. Under the terms of the convertible note, interest is payable annually at 5% per annum, and convertible into common shares of the Company at $0.40 per common share.

12.2. Entire Agreement; Amendments. This Agreement supersedes all other prior oral or written agreements between the Investor, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Investor makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

12.3. Legal Fees. Each of the parties shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby.

12.4. Brokerage. Each of the parties hereto represents that it has had no dealings in connection with this transaction with any finder or broker who will demand payment of any fee or commission from the other party. The Company on the one hand, and the Investor, on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any person claiming brokerage commissions or finder's fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby.

12.5. Confidentiality. If for any reason the transactions contemplated by this Agreement are not consummated, each of the parties hereto shall keep confidential any information obtained from any other party (except information publicly available or in such party's domain prior to the date hereof, and except as required by court order) and shall promptly return to the other parties all schedules, documents, instruments, work papers or other written information without retaining copies thereof, previously furnished by it as a result of this Agreement or in connection herein.

12.6 Currency. All references to dollar amounts in this Agreement are to US dollar currency, unless otherwise described.

IN WITNESS WHEREOF, the parties hereto have caused this Standby Equity Distribution Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

COMPANY:
NOVORI INC.

By: H. Schaffrick
Name: Harold Schaffrick
Title: President

INVESTOR:
0775270 B.C. Ltd.

By: F. Jamani
Name: Ferzana Jamani
Title: President

HS

EXHIBIT A

Advance Notice/Compliance Certificate

Novori Inc.

The undersigned, ____________, hereby certifies, with respect to the sale of shares of Common Stock of Novori Inc., (the "Company"), issuable in connection with this Advance Notice and Compliance Certificate dated ____________ (the "Notice"), delivered pursuant to the Standby Equity Distribution Agreement (the "Agreement"), as follows:

1. The undersigned is the duly elected President of the Company.

2. There are no fundamental changes to the information set forth in the Registration Statement which would require the Company to file a post effective amendment to the Registration Statement.

3. The Company has performed in all material respects all covenants and agreements to be performed by the Company on or prior to the Advance Date related to the Notice and have complied in all material respects with all obligations and conditions contained in the Agreement.

4. The Advance requested is ____________________.

The undersigned has executed this Certificate this ____ day of ________________.

NOVORI INC.

By: H. Schafferick

Name: Harold Shafferick

Title: President

HB